UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 4, 2010

Landry's Restaurants, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-15531	76-0405386
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1510 West Loop South, Houston, Texas		77027
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-850-1010

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

At the special meeting of stockholders (the "Special Meeting") of Landry’s Restaurants, Inc. (the "Company") held on October 4, 2010, holders of a majority of the outstanding shares of the Company’s common stock approved the proposal to approve and adopt the Agreement and Plan of Merger, dated as of November 3, 2009, as amended on May 23, 2010 and June 20, 2010 (the "Merger Agreement"), among the Company, Fertitta Group, Inc. ("Parent"), Fertitta Merger Co. ("Merger Sub") and, for certain limited purposes, Tilman J. Fertitta ("Fertitta"). The vote tabulation is set forth below:

For
13,662,123

Against
45,117

Abstain
6,079

In addition, the Merger Agreement was approved by the affirmative vote of a majority of the outstanding shares of the Company’s common stock not owned by Parent, Merger Sub, Fertitta and the other defendants named in the lawsuit entitled Louisiana Municipal Police Employees’ Retirement System, on behalf of itself and all other similarly situated shareholders of Landry’s Restaurants, Inc. and derivatively on behalf of nominal defendant Landry’s Restaurants, Inc. v. Tilman J. Fertitta, et al., C.A. No. 4339-VCL, in the Court of Chancery of the State of Delaware, or any of their respective affiliates and voted at the Special Meeting (the "Majority of the Minority Approval"). The vote tabulation for purposes of the Majority of the Minority Approval is set forth below:

For
4,788,209

Against
24,876

Abstain
6,079

In connection with the Special Meeting, the Company also solicited proxies with respect to a proposal to approve the adjournment of the Special Meeting to a later date, if necessary, to solicit additional proxies if there were insufficient votes at the time of the Special Meeting to approve the Merger Agreement. The adjournment proposal, which was unnecessary in light of the approval of the Merger Agreement by the Company’s stockholders as indicated above, was not submitted to the Company’s stockholders for approval at the Special Meeting.

Item 7.01 Regulation FD Disclosure.

On October 4, 2010, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release dated October 4, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Landry's Restaurants, Inc.

October 4, 2010	By:	Steven L. Scheinthal

Name: Steven L. Scheinthal
Title: EVP & General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated October 4, 2010